Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

14. Income Taxes

As of December 31, 2010, we had net operating loss carryforwards for federal income tax purposes of approximately $226.4 million that expire at various dates through 2030, and federal research and development tax credits of approximately $7.0 million that expire at various dates through 2030. We also had net operating loss carryforwards for California income tax purposes of approximately $138.8 million that expire at various dates through 2030 and state research and development tax credits of approximately $6.6 million which do not expire. Approximately $12.4 million of federal and state net operating loss carryforwards represent stock option deductions arising from activity under the Company's stock option plan, the benefit of which will increase additional paid in capital when realized.

Current federal and California tax laws include substantial restrictions on the utilization of net operating losses and tax credits in the event of an ownership change of a corporation. The Company has not performed a change in ownership analysis since 1999 and, accordingly, some or all of its net operating loss and tax credit carryforwards may not be available to offset future taxable income, if any. Even if the loss carryforwards are available they may be subject to annual limitations that could result in the expiration of the loss carryforwards before they are utilized.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes operating loss and credit carryforwards. Significant components of our deferred tax assets are as follows (in thousands):

	December 31,
	2010	2009
Deferred tax assets:
Net operating loss carryforwards	$85,816	$84,536
Research credit carryforwards	11,341	11,338
Other, net	4,802	5,241

Total deferred tax assets	101,959	101,115
Valuation allowance	(101,959)	(101,115)

Net deferred tax assets	$—	$—

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $0.8 million during 2010, decreased by $1.5 million during 2009, and increased by $4.0 million during 2008.

Under ASC 718, the deferred tax asset for net operating losses as of December 31, 2010 excludes deductions for excess tax benefits related to stock based compensation.

The provision for income taxes consists of state minimum taxes due. The effective tax rate of the Company's provision (benefit) for income taxes differs from the federal statutory rate as follows (in thousands):

	Year Ending December 31,
	2010	2009	2008
Computed at 34%	$(2,265)	$(1,999)	$(8,646)
State Taxes	(1,347)	(23)	(551)
Book losses not currently benefited	844	1,859	8,330
Other	2,773	158	867

Total	$5	$5	$—

We had no unrecognized tax benefits or any amounts accrued for interest and penalties for the three year period ended December 31, 2010. Our policy will be to recognize interest and penalties related to income taxes as a component of income tax expense.

We file income tax returns in the U.S. Federal jurisdiction and some state jurisdictions. We are subject to the U.S. Federal and State income tax examination by tax authorities for such years 1995 through 2010, due to net operating losses that are being carried forward for tax purposes.